							Exhibit 99.3
ManpowerGroup
Restated Operating Unit Results
(In millions)
Effective January 1, 2016, we realigned our organizational structure in Europe. As a result, Other Southern Europe now includes several countries that were previously reported in Northern Europe. All previously reported results have been restated to conform to the current year presentation.

	Three Months Ended March 31				Three Months Ended June 30
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2015	2014	Reported	Currency	2015	2014	Reported	Currency
	(Unaudited)				(Unaudited)
Revenues from Services:
Americas:
United States	$725.1	$720.5	0.6%	0.6%	$762.6	$775.9	-1.7%	-1.7%
Other Americas	359.3	350.6	2.5%	16.1%	368.1	375.2	-1.9%	14.4%
	1,084.4	1,071.1	1.2%	5.7%	1,130.7	1,151.1	-1.8%	3.5%
Southern Europe:
France	1,040.8	1,217.3	-14.5%	4.2%	1,202.6	1,412.1	-14.8%	5.5%
Italy	270.1	274.7	-1.7%	20.0%	319.3	313.9	1.7%	25.9%
Other Southern Europe	331.8	363.6	-8.7%	8.7%	348.1	378.3	-8.0%	11.0%
	1,642.7	1,855.6	-11.5%	7.4%	1,870.0	2,104.3	-11.1%	9.5%
Northern Europe	1,217.7	1,330.3	-8.5%	8.9%	1,231.8	1,392.5	-11.5%	5.6%
APME	533.1	573.7	-7.1%	2.1%	556.6	594.0	-6.3%	5.7%
Right Management	64.3	73.3	-12.2%	-4.8%	72.2	79.8	-9.6%	-1.5%
	$4,542.2	$4,904.0	-7.4%	6.6%	$4,861.3	$5,321.7	-8.7%	6.6%
Operating Unit Profit:
Americas:
United States	$17.4	$13.4	30.0%	30.0%	$41.7	$29.7	40.3%	40.3%
Other Americas	12.8	12.6	1.7%	15.0%	14.5	14.0	3.3%	19.7%
	30.2	26.0	16.3%	22.7%	56.2	43.7	28.5%	33.7%
Southern Europe:
France	50.3	51.2	-1.9%	20.4%	66.9	71.9	-6.9%	15.4%
Italy	14.0	12.6	11.1%	36.8%	19.8	18.3	8.0%	33.7%
Other Southern Europe	8.0	9.8	-18.3%	-5.9%	8.0	11.4	-30.1%	-20.4%
	72.3	73.6	-1.8%	19.7%	94.7	101.6	-6.8%	14.7%
Northern Europe	30.0	33.2	-9.5%	7.4%	34.1	40.5	-15.8%	-1.3%
APME	18.8	20.2	-7.4%	2.5%	18.5	21.0	-11.4%	-0.9%
Right Management	5.6	8.3	-31.8%	-26.9%	11.7	12.7	-8.5%	-4.0%
	156.9	161.3			215.2	219.5
Corporate expenses	(26.7)	(26.2)			(28.9)	(23.7)
Intangible asset amortization expense	(7.4)	(8.2)			(7.6)	(8.4)
Operating profit	122.8	126.9	-3.2%	16.5%	178.7	187.4	-4.7%	12.5%
Interest and other expenses	(10.6)	(9.2)			(7.2)	(7.9)
Earnings before income taxes	$112.2	$117.7			$171.5	$179.5

	Six Months Ended June 30
			% Variance
			Amount	Constant
	2015	2014	Reported	Currency
	(Unaudited)
Revenues from Services:
Americas:
United States	$1,487.7	$1,496.4	-0.6%	-0.6%
Other Americas	727.4	725.8	0.2%	15.2%
	2,215.1	2,222.2	-0.3%	4.6%
Southern Europe:
France	2,243.4	2,629.4	-14.7%	4.9%
Italy	589.4	588.6	0.1%	23.2%
Other Southern Europe	679.9	741.9	-8.3%	9.8%
	3,512.7	3,959.9	-11.3%	8.5%
Northern Europe	2,449.5	2,722.8	-10.0%	7.2%
APME	1,089.7	1,167.7	-6.7%	3.9%
Right Management	136.5	153.1	-10.8%	-3.1%
	$9,403.5	$10,225.7	-8.0%	6.6%
Operating Unit Profit:
Americas:
United States	$59.1	$43.1	37.1%	37.1%
Other Americas	27.3	26.6	2.5%	17.5%
	86.4	69.7	23.9%	29.6%
Southern Europe:
France	117.2	123.1	-4.8%	17.5%
Italy	33.8	30.9	9.3%	34.9%
Other Southern Europe	16.0	21.2	-24.7%	-13.7%
	167.0	175.2	-4.7%	16.8%
Northern Europe	64.1	73.7	-13.0%	2.6%
APME	37.3	41.2	-9.4%	0.8%
Right Management	17.3	21.0	-17.6%	-13.0%
	372.1	380.8
Corporate expenses	(55.6)	(49.9)
Intangible asset amortization expense	(15.0)	(16.6)
Operating profit	301.5	314.3	-4.1%	14.1%
Interest and other expenses	(17.8)	(17.1)
Earnings before income taxes	$283.7	$297.2

	Three Months Ended September 30				Three Months Ended December 31
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2015	2014	Reported	Currency	2015	2014	Reported	Currency
	(Unaudited)				(Unaudited)
Revenues from Services:
Americas:
United States	$769.6	$800.5	-3.9%	-3.9%	$748.5	$789.5	-5.2%	-5.2%
Other Americas	367.0	388.5	-5.6%	16.4%	391.8	383.0	2.3%	23.5%
	1,136.6	1,189.0	-4.4%	2.8%	1,140.3	1,172.5	-2.7%	4.2%
Southern Europe:
France	1,242.5	1,454.3	-14.6%	1.9%	1,175.4	1,267.9	-7.3%	5.7%
Italy	324.4	294.1	10.3%	31.4%	312.3	296.1	5.5%	20.3%
Other Southern Europe	364.4	390.7	-6.8%	8.7%	359.8	369.5	-2.6%	8.1%
	1,931.3	2,139.1	-9.7%	7.2%	1,847.5	1,933.5	-4.4%	8.4%
Northern Europe	1,267.5	1,423.8	-11.0%	3.9%	1,316.7	1,378.7	-4.5%	6.6%
APME	570.2	592.5	-3.7%	11.9%	579.2	566.9	2.2%	11.9%
Right Management	66.9	71.6	-6.6%	1.3%	70.2	69.5	1.0%	7.8%
	$4,972.5	$5,416.0	-8.2%	5.8%	$4,953.9	$5,121.1	-3.3%	7.3%
Operating Unit Profit:
Americas:
United States	$45.5	$41.9	8.7%	8.7%	$39.2	$40.4	-3.0%	-3.0%
Other Americas	13.2	14.6	-9.7%	10.2%	16.5	15.0	10.0%	31.2%
	58.7	56.5	3.9%	9.1%	55.7	55.4	0.5%	6.2%
Southern Europe:
France	74.9	84.2	-11.0%	6.4%	66.7	68.2	-2.2%	11.3%
Italy	17.5	14.7	19.1%	42.1%	19.6	18.6	5.7%	20.7%
Other Southern Europe	13.1	12.0	9.4%	24.9%	10.8	9.7	10.4%	19.1%
	105.5	110.9	-4.8%	13.1%	97.1	96.5	0.6%	13.9%
Northern Europe	44.5	53.7	-17.1%	-4.6%	36.1	49.8	-27.5%	-19.6%
APME	23.9	21.6	9.9%	27.0%	18.1	21.4	-14.3%	-8.9%
Right Management	10.7	6.3	72.0%	75.4%	10.3	6.2	64.1%	76.3%
	243.3	249.0			217.3	229.3
Corporate expenses	(28.9)	(28.3)			(26.5)	(27.6)
Intangible asset amortization expense	(8.1)	(8.4)			(9.7)	(8.4)
Operating profit	206.3	212.3	-2.8%	12.7%	181.1	193.3	-6.3%	4.7%
Interest and other expenses	(9.4)	(9.9)			(1.0)	(11.3)
Earnings before income taxes	$196.9	$202.4			$180.1	$182.0

	Nine Months Ended September 30				Year Ended December 31
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2015	2014	Reported	Currency	2015	2014	Reported	Currency
	(Unaudited)				(Unaudited)
Revenues from Services:
Americas:
United States	$2,257.3	$2,296.9	-1.7%	-1.7%	$3,005.8	$3,086.4	-2.6%	-2.6%
Other Americas	1,094.4	1,114.3	-1.8%	15.6%	1,486.2	1,497.3	-0.7%	17.6%
	3,351.7	3,411.2	-1.7%	3.9%	4,492.0	4,583.7	-2.0%	4.0%
Southern Europe:
France	3,485.9	4,083.7	-14.6%	3.8%	4,661.3	5,351.6	-12.9%	4.3%
Italy	913.8	882.7	3.5%	25.9%	1,226.1	1,178.8	4.0%	24.5%
Other Southern Europe	1,044.3	1,132.6	-7.8%	9.5%	1,404.1	1,502.1	-6.5%	9.1%
	5,444.0	6,099.0	-10.7%	8.1%	7,291.5	8,032.5	-9.2%	8.1%
Northern Europe	3,717.0	4,146.6	-10.4%	6.1%	5,033.7	5,525.3	-8.9%	6.2%
APME	1,659.9	1,760.2	-5.7%	6.6%	2,239.1	2,327.1	-3.8%	7.9%
Right Management	203.4	224.7	-9.5%	-1.7%	273.6	294.2	-7.0%	0.5%
	$14,376.0	$15,641.7	-8.1%	6.3%	$19,329.9	$20,762.8	-6.9%	6.6%
Operating Unit Profit:
Americas:
United States	$104.6	$85.0	23.1%	23.1%	$143.8	$125.4	14.7%	14.7%
Other Americas	40.5	41.2	-1.8%	14.9%	57.0	56.2	1.3%	19.2%
	145.1	126.2	15.0%	20.4%	200.8	181.6	10.5%	16.1%
Southern Europe:
France	192.1	207.3	-7.3%	13.0%	258.8	275.5	-6.1%	12.6%
Italy	51.3	45.6	12.4%	37.2%	70.9	64.2	10.5%	32.5%
Other Southern Europe	29.1	33.2	-12.4%	0.2%	39.9	42.9	-7.2%	4.5%
	272.5	286.1	-4.8%	15.4%	369.6	382.6	-3.4%	15.0%
Northern Europe	108.6	127.4	-14.7%	-0.4%	144.7	177.2	-18.3%	-5.8%
APME	61.2	62.8	-2.8%	9.8%	79.3	84.2	-5.7%	5.1%
Right Management	28.0	27.3	2.9%	7.2%	38.3	33.5	14.3%	20.1%
	615.4	629.8			832.7	859.1
Corporate expenses	(84.5)	(78.2)			(111.0)	(105.8)
Intangible asset amortization expense	(23.1)	(25.0)			(32.8)	(33.4)
Operating profit	507.8	526.6	-3.6%	13.5%	688.9	719.9	-4.3%	11.2%
Interest and other expenses	(27.2)	(27.0)			(28.2)	(38.3)
Earnings before income taxes	$480.6	$499.6			$660.7	$681.6